Exhibit 99.1

INTERACTIVE STRENGTH INC.

Interactive Strength Inc. (Nasdaq: TRNR) Reports Third Quarter 2024 Results

Net Loss and Earnings per Diluted Share of $7.1 million and $1.53

Adjusted EBITDA was a $2.3 million loss, a $1.0 million improvement versus third quarter of 2023

The Company achieved third quarter revenue guidance of $2.0 million, a growth of 325% versus second quarter of 2024

The Company expects to generate $2.4 million in revenue in the fourth quarter of 2024

Stockholders’ Equity was $5.8 million at the end of the third quarter of 2024

Austin, Texas - November 14, 2024 - - Interactive Strength Inc. (Nasdaq: TRNR) (“TRNR” or the “Company”), maker of innovative specialty fitness equipment under the CLMBR and FORME brands, today announced its financial results for the third quarter of 2024.

The Company incurred a net loss of $7.1 million for the third quarter of 2024, or a loss of $1.53 per diluted share, as compared with a net loss of $10.4 million, or a loss of $29.35 per diluted share for the same period in 2023.

Adjusted EBITDA, a non-GAAP financial measure, was a $2.3 million loss for the quarter. Adjusted EBITDA for the third quarter reflects $3.2 million of non-cash stock-based compensation. For more information regarding the non-GAAP financial measures discussed in this press release, please see "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures" below.

Trent Ward, Co-Founder and CEO of TRNR, said: “The third quarter was very positive for us as we achieved the revenue guidance of $2.0 million and reduced the adjusted EBITDA loss to $2.3 million. We expect to improve on both those figures in the fourth quarter, with revenue expected to be $2.4 million and adjusted EBITDA loss to be below $2.0 million.”

“Our balance sheet improved due to the capital raise in July,” Mr. Ward continued, “and we finished the quarter with $2.3 million of cash. Most importantly, we also had a stockholders’ equity of $5.8 million, which is well in excess of the Nasdaq requirement of $2.5 million, and we expect that that figure will be higher at the end of the fourth quarter. When combined with the reverse split earlier this week, we believe we are fully in compliance with Nasdaq listing standards and expect to receive notification of full compliance in due course.”

“We have distributed our first shareholder letter this quarter and we are excited to share more about our business vision. We are actively working on additional acquisitions and will communicate more at the appropriate time,” Mr. Ward concluded.

For more commentary, information and details on the quarter’s performance and operations, please see TRNR’s shareholder letter, which will be posted on the Company’s investor website, www.interactivestrength.com once the 10-Q has been filed after market close today.

TRNR Investor Contact
ir@interactivestrength.com

TRNR Media Contact

forme@jacktaylorpr.com

Exhibit 99.1

About Interactive Strength Inc.

Interactive Strength Inc. produces innovative specialty fitness equipment and digital fitness services under two main brands: 1) CLMBR and 2) FORME. Interactive Strength Inc. is listed on NASDAQ (symbol: TRNR).

CLMBR is a vertical climbing machine that offers an efficient and effective full-body strength and cardio workout. CLMBR's design is compact and easy to move – making it perfect for commercial or in-home use. With its low impact and ergonomic movement, CLMBR is safe for most ages and levels of ability and can be found at gyms and fitness studios, hotels, and physical therapy facilities, as well as available for consumers at home. www.clmbr.com.

FORME is a digital fitness platform that combines premium smart home gyms with live virtual personal training and coaching to deliver an immersive experience and better outcomes for both consumers and trainers. FORME delivers an immersive and dynamic at-home fitness experience through two connected hardware products: 1. The FORME Studio (fitness mirror) and 2. The FORME Studio Lift (fitness mirror and cable-based digital resistance). In addition to the company’s connected fitness hardware products, FORME offers expert personal training and health coaching in different formats and price points through Video On-Demand, Custom Training, and Live 1:1 virtual personal training. www.formelife.com.

Channels for Disclosure of Information

In compliance with disclosure obligations under Regulation FD, we announce material information to the public through a variety of means, including filings with the Securities and Exchange Commission (“SEC”), press releases, company blog posts, public conference calls, and webcasts, as well as via our investor relations website. Any updates to the list of disclosure channels through which we may announce information will be posted on the investor relations page on our website. The inclusion of our website address or the address of any third-party sites in this press release are intended as inactive textual references only.

Non-GAAP Financial Measures

In addition to our results determined in accordance with accounting principles generally accepted in the United States, or GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance.

The Company's non-GAAP financial measure in this press release consist of Adjusted EBITDA, which we define as net (loss) income, adjusted to exclude: other expense (income), net; income tax expense (benefit); depreciation and amortization expense; stock-based compensation expense; loss on debt extinguishment; vendor settlements; transaction related expenses; and IPO readiness costs and expenses.

The Company believes the above adjusted financial measures help facilitate analysis of operating performance and the operating leverage in our business. We believe that these non-GAAP financial measures are useful to investors for period-to-period comparisons of our business and in understanding and evaluating our operating results for the following reasons:

▪
Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance without regard to items such as stock-based compensation expense, depreciation and amortization expense, other expense (income), net, and provision for income taxes that can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired;
▪
Our management uses Adjusted EBITDA in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance; and
▪
Adjusted EBITDA provides consistency and comparability with our past financial performance, facilitate period-to-period comparisons of our core operating results, and may also facilitate comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.

Our use of Adjusted EBITDA, or any other non-GAAP financial measures we may use in the future, is presented for supplemental informational purposes only and should not be considered as a substitute for, or in isolation from, our financial results presented in accordance with GAAP. Further, these non-GAAP financial measures have limitations as analytical tools. Some of these limitations are, or may in the future be, as follows:

•
Although depreciation and amortization expense are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
•
Adjusted EBITDA excludes stock-based compensation expense, which has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy;

Exhibit 99.1

•
Adjusted EBITDA does not reflect: (1) changes in, or cash requirements for, our working capital needs; (2) interest expense, or the cash requirements necessary to service interest or principal payments on our debt, which reduces cash available to us; or (3) tax payments that may represent a reduction in cash available to us;
•
Adjusted EBITDA does not reflect impairment charges for fixed assets and capitalized content, and gains (losses) on disposals for fixed assets;
•
Adjusted EBITDA does not reflect gains associated with debt extinguishments.
•
Adjusted EBITDA does not reflect gains associated with vendor settlements.
•
Adjusted EBITDA does not reflect IPO readiness costs and expenses that do not qualify as equity issuance costs.
•
Adjusted EBITDA does not reflect transaction related expenses from CLMBR acquisition.
•
Adjusted EBITDA does not reflect non cash fair value gains (losses) on convertible notes, warrants and unrealized currency gains (losses).
•
Adjusted EBITDA does not reflect expenses related to the Asset Purchase Agreement and potential acquisition;

Further, the non-GAAP financial measures presented may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. For example, the expenses and other items that we exclude in our calculation of Adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from Adjusted EBITDA when they report their operating results. Because companies in our industry may calculate such measures differently than we do, their usefulness as comparative measures is limited. Because of these limitations, Adjusted EBITDA should be considered along with other operating and financial performance measures presented in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms.However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements include, but are not limited to, statements regarding: revenue projections for the third quarter based on expected deliveries; the Company's belief that it will be in compliance with the Equity Rule; the utility of non-GAAP financial measures; and the anticipated features and benefits of our product and service offerings. These forward-looking statements are subject to risks and uncertainties which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. These risk and uncertainties include, but are not limited to, the following: our ability to achieve or maintain profitability; our future capital needs and ability to obtain additional financing to fund our operations; our ability to continue as a “going concern”; the growth rate, if any, of our business and revenue and our ability to manage any such growth; risks related to our subscription or any future revenue model; our limited operating history; our ability to compete successfully; fluctuations in our operating results and factors affecting the same; our reliance on sales of our Forme Studio equipment and CLMBR equipment; our ability to sustain competitive pricing levels; the growth rate, if any, of our target markets and our industry; the ability of our customers to obtain financing to purchase our products; our ability to forecast demand for our products and services, anticipate consumer preferences, and manage our inventory; our ability to attract and retain members, personal trainers, health coaches, and fitness instructors; our ability to expand our commercial and corporate wellness business; unforeseen costs and potential liability in connection with our products and services; our dependence on third-party systems and services; and risks related to potential acquisitions, intellectual property, litigation, dependence on key personnel, privacy, cybersecurity, and other regulatory, tax, and accounting matters, and international operations (including the impact of any geopolitical risks such as regional unrest or outbreak of hostilities or war), as well as the risks and uncertainties discussed in our most recently filed periodic reports on Form 10-Q and subsequent filings and as detailed from time to time in our SEC filings. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. All forward-looking statements set forth in this release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. These forward-looking statements reflect our management’s beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this press release. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Exhibit 99.1

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

KEY PERFORMANCE AND BUSINESS METRICS

(unaudited)

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net Loss (in thousands)	$(7,141)	$(10,408)	$(29,172)	$(39,971)
Adjusted EBITDA (in thousands)	$(2,348)	$(3,373)	$(8,691)	$(13,532)

Adjusted EBTIDA - Please refer to the reconciliation table titled "Reconciliation of Non-GAAP Financial Measures"

With the acquisition of CLMBR, Inc., and the evolution of the FORME business, the Company is now primarily selling to commercial customers ("B2B") and therefore the previously reported Key Operational and Business Metrics associated with a direct to consumer business model ("DTC") are not indicative of the performance of the business. Therefore, the Company will no longer report the following Key Operational and Business Metrics: Households, Members, Annual Recurring Revenue, Average Annualized Recurring Revenue per Household, and Net Dollar Retention Rate.

Exhibit 99.1

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONSOLIDATED RECONCILIATION OF ADJUSTED EBITDA TO NET LOSS

(unaudited)

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(in thousands)
Net Loss	$(7,141)	$(10,408)	$(29,172)	$(39,971)
Adjusted to exclude the following:
Total other expense (income), net	(723)	333	5,718	(657)
Income tax benefit (expense)	—	—	—	—
Depreciation and amortization expense	1,392	1,696	5,106	4,931
Stock-based compensation expense (1)	3,157	4,836	9,448	23,773
Gain (loss) on extinguishment of debt (2)	110	—	(1,622)	—
Vendor settlements (3)	—	—	—	(2,595)
IPO readiness costs and expenses (4)	—	—	—	817
Transaction related expenses (5)	857	170	1,831	170
Adjusted EBITDA (6)	$(2,348)	$(3,373)	$(8,691)	$(13,532)

(1) Stock-based compensation expense.

(2) Loss on debt extinguishment related to the conversion of promissory notes and senior secured notes to convertible notes.

(3) Gain on forgiveness of debt related to the third-party Content Provider.

(4) Adjusts for IPO- readiness costs and expenses that do not qualify as equity issuance costs.

(5) Transaction costs related to acquisition of CLMBR, Inc and Best Efforts Offering.

(6) Please refer to the "Non-GAAP Financial Measures" section.

Exhibit 99.1

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(In thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue:
Fitness product revenue	$1,617	$206	$1,927	$502
Membership revenue	224	38	586	94
Training revenue	173	62	484	183
Total revenue	2,014	306	2,997	779
Cost of revenue:
Cost of fitness product revenue	(1,349)	(360)	(2,075)	(1,529)
Cost of membership	(768)	(960)	(2,768)	(2,861)
Cost of training	(185)	(109)	(522)	(300)
Total cost of revenue	(2,302)	(1,429)	(5,365)	(4,690)
Gross loss	(288)	(1,123)	(2,368)	(3,911)
Operating expenses:
Research and development	2,212	2,357	6,708	7,796
Sales and marketing	194	282	562	1,473
General and administrative	5,060	6,313	15,438	30,043
Total operating expenses	7,466	8,952	22,708	39,312
Loss from operations	(7,754)	(10,075)	(25,076)	(43,223)
Other income (expense), net:
Other income (expense), net	256	(179)	(506)	25
Interest expense	(1,831)	(154)	(6,750)	(1,382)
Gain upon debt forgiveness	—	—	—	2,595
Loss on issuance of warrants	(4,780)	—	(5,551)	—
Gain (loss) upon extinguishment of debt and accounts payable	110	—	(1,622)	—
Change in fair value of convertible notes	—	—	(316)	(252)
Change in fair value of earnout	—	—	1,300	—
Change in fair value of derivatives	956	—	201	—
Change in fair value of warrants	5,902	—	9,148	2,266
Total other income (expense), net	613	(333)	(4,096)	3,252
Loss before provision for income taxes	(7,141)	(10,408)	(29,172)	(39,971)
Income tax expense	—	—	—	—
Net loss attributable to common stockholders	$(7,141)	$(10,408)	$(29,172)	$(39,971)
Net loss per share - basic and diluted	$(1.53)	$(29.35)	$(15.22)	$(136.06)
Weighted average common stock outstanding—basic and diluted	4,653,452	354,656	1,916,375	293,773

Exhibit 99.1

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(In thousands, except share and per share amounts)

	September 30,	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$2,269	$—
Accounts receivable, net of allowances	519	1
Inventories, net	4,773	2,607
Derivatives	19	—
Vendor deposits	1,976	1,815
Prepaid expenses and other current assets	684	933
Total current assets	10,240	5,356
Property and equipment, net	164	444
Right-of-use-assets	492	283
Intangible assets, net	7,184	2,254
Long-term inventories, net	3,198	2,908
Vendor deposits long term	310	309
Goodwill	13,519	—
Other assets	2,646	5,248
Total Assets	$37,753	$16,802
Liabilities, preferred stock and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$12,880	$10,562
Accrued expenses and other current liabilities	3,174	906
Operating lease liability, current portion	302	54
Deferred revenue	104	77
Loan payable current portion	5,298	5,806
Senior secured notes	—	3,096
Income tax payable	7	7
Derivatives	—	122
Convertible note payable	4,784	904
Total current liabilities	26,549	21,534
Operating lease liability, net of current portion	210	229
Other long term liabilities	1,050	—
Warrant liabilities	156	591
Loan payable noncurrent	3,996	—
Total liabilities	$31,961	$22,354
Commitments and contingencies (Note 14)
Stockholders' equity (deficit)
Series A preferred stock, par value $0.0001; 10,000,000 and 0 shares authorized as of September 30, 2024 and December 31, 2023, respectively; 5,368,865 and 0 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively.	1	—
Series B preferred stock, par value $0.0001; 1,500,000 and 0 shares authorized as of September 30, 2024 and December 31, 2023, respectively; 1,500,000 and 0 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively.	—	—
Series C preferred stock, par value $0.0001; 5,000,000 and 0 shares authorized as of September 30, 2024 and December 31, 2023, respectively; 2,861,128 and 0 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively.	—	—
Common stock, par value $0.0001; 900,000,000 shares authorized as of September 30, 2024 and December 31, 2023, respectively; 17,170,456 and 354,802 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively.	8	7
Additional paid-in capital	202,509	161,252
Accumulated other comprehensive (loss) income	(105)	100
Accumulated deficit	(196,621)	(166,911)
Total stockholders' equity (deficit)	5,792	(5,552)
Total liabilities, preferred stock and stockholders' equity (deficit)	$37,753	$16,802

Exhibit 99.1

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(unaudited)

(In thousands)

	Nine Months Ended September 30,
	2024	2023
Cash Flows From Operating Activities:
Net loss	$(29,172)	$(39,971)
Adjustments to reconcile net loss to net cash used in operating activities:
Foreign currency	218	64
Depreciation	418	743
Amortization	4,687	4,188
Non-cash lease expense	203	66
Inventory valuation loss and inventory step up amortization	141	261
Stock-based compensation	9,448	23,773
Loss on extinguishment of debt and accounts payable	1,622	—
Gain upon debt forgiveness	—	(2,595)
Fair value of common stock issued with Best Efforts Offering	299	—
Interest expense	2,147	77
Amortization of debt discount	4,603	1,305
Common stock issued to lender in connection with entering Equity Line of Credit Agreement	368	—
Change in fair value of convertible notes	316	252
Loss on issuance of warrants	5,894	442
Loss on exchange of warrants for equity	358	—
Change in fair value of earnout	(1,300)	—
Change in fair value of derivatives	(201)	—
Change in fair value of warrants	(9,148)	(2,266)
Changes in operating assets and liabilities
Accounts receivable	(1,134)	(7)
Inventories	684	(442)
Prepaid expenses and other current assets	342	464
Vendor deposits	(101)	323
Warrant liabilities	—	—
Other assets	(13)	(10)
Accounts payable	(3)	585
Accrued expenses and other current liabilities	862	(780)
Deferred revenue	(234)	37
Operating lease liabilities	(213)	(70)
Net cash used in operating activities	(8,909)	(13,561)
Cash Flows From Investing Activities:
Acquisition of internal use software	—	(349)
Acquisition of business, cash paid, net of cash acquired	(1,447)	—
Acquisition of software and content	40	(797)
Net cash used in investing activities	(1,407)	(1,146)
Cash Flows From Financing Activities:
Payments of loans	(831)	—
Proceeds from loans	1,280	—
Proceeds from related party loans	650	465
Payments of related party loans	(527)	(483)
Proceeds from issuance of common stock and pre-funded warrants upon offering, net of offering costs	4,510	10,820
Payments of offering costs	(90)	(1,453)
Proceeds from senior secured notes	—	3,030
Payments of senior secured notes	—	(2,000)
Redemption on convertible notes	(212)	—
Proceeds from issuance of convertible notes, net of issuance costs	4,756	—
Proceeds from the issuance of Class A common stock	—	4,247
Proceeds from issuance of common stock from At the Market Offering, net of issuance costs	4,023	—
Interest paid on loans and convertible notes	(1,093)	—
Proceeds from the exercise of common stock options and warrants	92	30
Proceeds from the issuance of common stock from equity line of credit	389	—
Net cash provided by financing activities	12,947	14,656
Effect of exchange rate on cash	(362)	(145)
Net Change In Cash and Cash Equivalents	2,269	(196)
Cash and restricted cash at beginning of the period	-	226
Cash and restricted cash at end of period	$2,269	$30
Supplemental Disclosure Of Cash Flow Information:
Interest expense due but not paid	1,054	—
Non-Cash Investing and Financing Information:
Property & equipment in accounts payable	18	18
Issuance of common stock and series B preferred stock for the acquisition of business	3,969	—
Offering costs in accounts payable and accrued expenses	69	3,155
Issuance of preferred stock through conversion of debt	15,170	—
Exercise and exchange of stock warrants	480	2,468
Conversion of convertible notes into common stock	1,949	4,521
Right-of-use assets obtained in exchange for new operating lease liabilities	—	313
Decrease in right-of-use asset and operating lease liabilities due to lease termination	—	61
Issuance of common stock from convertible notes and conversion of debt	920	—
Issuance of common stock from rights offering	—	202
Net exercise of options	—	323
Non cash settlement of accounts receivable and debt	750	—
Stock-based compensation capitalized in intangible asset and other assets	155	745